SUPPLEMENT TO THE

PROSPECTUSES OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

Each fund listed below has applied to participate in the United States Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (the “Program”).  The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008 (the “Record Date”).  The Program applies only to shareholders of record of participating funds on September 19, 2008.  The number of shares of each record holder covered by the Program will be the lesser of (a) the number of shares owned by the record holder on September 19, 2008 or (b) the number of shares owned by the record holder on the date on which the fund's market-based net asset value per share falls below $0.995.

Unless extended by the Treasury, the Program is due to expire on December 18, 2008.  There is no assurance that the funds listed below will be able to participate in the Program if it is extended beyond December 18, 2008.

As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion.  As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

Participating Funds
Evergreen Institutional Money Market Funds	Evergreen Money Market Funds
Evergreen Institutional 100% Treasury Money Market Fund	Evergreen California Municipal Money Market Fund
Evergreen Institutional Money Market Fund	Evergreen Money Market Fund
Evergreen Institutional Municipal Money Market Fund	Evergreen Municipal Money Market Fund
Evergreen Institutional Treasury Money Market Fund	Evergreen New Jersey Municipal Money Market Fund
Evergreen Institutional U.S. Government Money Market Fund	Evergreen New York Municipal Money Market Fund
Evergreen Prime Cash Management Money Market Fund	Evergreen Pennsylvania Municipal Money Market Fund
Evergreen Treasury Money Market Fund
Evergreen U.S. Government Money Market Fund

October 1, 2008	583350 (10/08)